UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 17, 2015

Bacterin International Holdings, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-34951	20-5313323
(Commission File Number)	(IRS Employer Identification No.)
600 Cruiser Lane Belgrade, Montana	59714
(Address of Principal Executive Offices)	(Zip Code)

(406) 388-0480

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	Entry into a Material Definitive Agreement

On March 16, 2015, we entered into a Common Stock Purchase Agreement (the “Purchase Agreement”) with Aspire Capital Fund, LLC, an Illinois limited liability company (“Aspire Capital”) which provides that, upon the terms and subject to the conditions and limitations set forth therein, Aspire Capital is committed to purchase up to an aggregate of $10.0 million of shares of our common stock over the 24-month term after a registration statement is declared effective by the U.S. Securities and Exchange Commission (“SEC”) relating to the transaction. The purchase transactions are at the Company’s option. Concurrently with entering into the Purchase Agreement, we also entered into a Registration Rights agreement with Aspire Capital (the “Registration Rights Agreement”), in which we agreed to file one or more registration statements to register under the Securities Act of 1933, as amended (the “Securities Act”), the sale of the shares of our common stock that may be issued to Aspire Capital under the Purchase Agreement.

Under the Purchase agreement, within five business days after approval of the transaction by the NYSE MKT, we also agreed to sell, and Aspire Capital has agreed to buy, 207,182 shares of our common stock (the "Initial Purchase Shares") for $750,000 in aggregate proceeds. We also agreed at such time to issue to Aspire Capital 154,189 shares of our common stock as a commitment fee (the "Commitment Shares"). After a registration statement is declared effective by the SEC relating to the transaction, we have the right to sell up to an additional $9,250,000 of our common stock in the aggregate to Aspire Capital over a 24-month period. More specifically, we have the right, in our sole discretion, to present Aspire Capital with purchase notices (each, a “Purchase Notice”), directing Aspire Capital (as principal) to purchase up to 50,000 shares of our common stock, per trading day, provided that the aggregate price of each such purchase shall not exceed $500,000 per trading day at a per share price (the “Purchase Price”) equal to the lesser of:

•	the lowest sale price of our common stock on the purchase date; or
•	the arithmetic average of the three lowest closing sale prices for our common stock during the ten consecutive trading days ending on the trading day immediately preceding the purchase date.

In addition, we also have the right to present Aspire Capital with volume-weighted average price purchase noticesdirecting Aspire Capital to purchase an amount of stock equal to up to 30% of the aggregate shares of our common stock traded on the NYSE MTK on the next trading day subject to the terms, conditions and limitations in the Purchase Agreement.

There are no trading volume requirements or restrictions under the Purchase Agreement, and we will control the timing and amount of sales of our common stock to Aspire Capital. Aspire Capital has no right to require any sales by us, but is obligated to make purchases from us as directed by us in accordance with the Purchase Agreement. There are no limitations on use of proceeds, financial or business covenants, restrictions on future fundings, rights of first refusal, participation rights, penalties or liquidated damages in the Purchase Agreement. The Purchase Agreement may be terminated by us at any time, at our discretion, without any penalty or cost to us. The Purchase Agreement also provides for customary events of default, upon the occurrence of which Aspire Capital may terminate the Purchase Agreement. Aspire Capital has agreed that neither it nor any of its agents, representatives and affiliates shall engage in any direct or indirect short-selling or hedging of our common stock during any time prior to the termination of the Purchase Agreement. Any proceeds we receive under the Purchase Agreement are expected to be used for general working capital.

The foregoing is a summary description of certain terms of the Purchase Agreement and the Registration Rights Agreement and, by its nature, is incomplete. Copies of the Purchase Agreement and Registration Rights Agreement are filed herewith as Exhibits 10.1 and 4.1, respectively, to this Current Report on Form 8-K and are incorporated herein by reference. All readers are encouraged to read the entire text of the Purchase Agreement and the Registration Rights Agreement.

The future issuance of the Commitment Shares, the Initial Purchase Shares and all other shares of common stock that may be issued from time to time to Aspire Capital under the Purchase Agreement is exempt from registration under the Securities Act, pursuant to the exemption for transactions by an issuer not involving any public offering under Section 4(a)(2) of the Securities Act.

This Current Report on Form 8-K contains “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including statements related to the potential future sale of shares of our common stock and price for such sales under the Purchase Agreement. The words “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. While we believe our plans, intentions and expectations reflected in those forward-looking statements are reasonable, these plans, intentions or expectations may not be achieved. Our actual results, performance or achievements could differ materially from those contemplated, expressed or implied by the forward-looking statements. For information about the factors that could cause such differences, please refer to our Annual Report on Form 10-K, including the information discussed under the captions “Item 1 Business,” “Item 1A. Risk Factors” and “Item 7 Management’s Discussion and Analysis of Financial Condition and Results of Operations,” as well as our various other filings with the SEC. Given these uncertainties, you should not place undue reliance on these forward-looking statements. We assume no obligation to update any forward-looking statement.

ITEM 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

We are furnishing this Item 2.02 in connection with the disclosure of information, in the form of the textual information from a press release on March 17, 2015 entitled “Bacterin Announces Fourth Quarter and Full Year 2014 Results” and filed as Exhibit 99.1 hereto.

The information in this Item 2.02 (including Exhibit 99.1 hereto) is being furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

We do not have, and expressly disclaim, any obligation to release publicly any updates or any changes in our expectations or any change in events, conditions, or circumstances on which any forward-looking statement is based.

The text included with this report is available on our website located at www.bacterin.com, however the contents of our website are not incorporated by reference herein.

This Current Report on Form 8-K contains forward-looking statements that are subject to various assumptions, risks and uncertainties. These forward-looking statements may include financial projections, revenue and earnings guidance and other statements or assumptions regarding our expectations and beliefs. The Company believes that its expectations, as expressed in these statements are based on reasonable assumptions regarding the risks and uncertainties inherent in achieving those expectations. These statements are not, however, guarantees of performance and actual results may differ materially. Risks and uncertainties which may cause actual results to be different than expressed or implied in our forward-looking statements include, but are not limited to, the risk factors described under the heading “Risk Factors” in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. The Company expressly disclaims any current intention to update any forward-looking statements as a result of new information or future events or developments.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

4.1	Registration Rights Agreement, dated March 16, 2015 between Bacterin International Holdings, Inc. and Aspire Capital Fund, LLC.

10.1	Common Stock Purchase Agreement, dated March 16, 2015 between Bacterin International Holdings, Inc. and Aspire Capital Fund, LLC.

99.1	Press Release dated March 17, 2015 entitled “Bacterin Announces Fourth Quarter and Full Year 2014 Results”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 17, 2015	BACTERIN INTERNATIONAL HOLDINGS, INC.

By: /s/ John Gandolfo
Name: John Gandolfo
Title: Chief Financial Officer

EXHIBIT INDEX

4.1	Registration Rights Agreement, dated March 16, 2015 between Bacterin International Holdings, Inc. and Aspire Capital Fund, LLC.

10.1	Common Stock Purchase Agreement, dated March 16, 2015 between Bacterin International Holdings, Inc. and Aspire Capital Fund, LLC.

99.1	Press Release dated March 17, 2015 entitled “Bacterin Announces Fourth Quarter and Full Year 2014 Results”